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                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his capacity as an officer of Standard Pacific Corp., a Delaware corporation (the "Company"), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     . the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     . the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2002



   /s/ Stephen J. Scarborough
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Stephen J. Scarborough
Chairman and Chief Executive Officer


   /s/ Andrew H. Parnes
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Andrew H. Parnes
Senior Vice President-Finance & Chief
Financial Officer